                                                                   EXHIBIT 23.3


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report (and to all references to our firm) included in or made a part of Amendment No. 4 to the Registration Statement File No. 333-83068.

                                       /s/ ARTHUR ANDERSEN LLP

Tampa, Florida,
May 3, 2002